UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                                February 8, 2007


                                 Six Flags, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


                 1-13703                              13-3995059
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        (Commission File Number)           (IRS Employer Identification No.)


        1540 Broadway; 15th Floor
           New York, New York                                     10036
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (212) 652-9403
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
   230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
   240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure.
            ------------------------

      Six Flags, Inc. (the "Company") reported that, on January 10, 2007, it had entered into an agreement to sell the stock of subsidiaries that own the following parks: Six Flags Darien Lake, Six Flags Elitch Gardens, Enchanted Village and Wild Waves, Waterworld Concord, Six Flags Splashtown, Frontier City and White Water Bay. The transaction is subject to the satisfaction of customary closing conditions. Additionally, the Company had previously classified as discontinued operations Frontier City, White Water Bay, Wyandot Lake and Waterworld Sacramento in the first quarter of 2006 and Six Flags Astroworld starting in the third quarter of 2005.

      In order to assist investors' understanding of the effects of the treatment of all of the above parks as discontinued operations on a quarterly basis, the Company is furnishing herewith the quarterly results of operations for 2005 and the first three quarters of 2006 as if the parks had been discontinued operations in each of the quarterly periods presented. This is consistent with the Company's anticipated accounting commencing with the announcement of results for the fourth quarter of 2006.

      The anticipated accounting for the sale of the subsidiaries that own the parks being sold assumes that the Company would not be required to consolidate the buyer under Financial Accounting Standards Board Interpretation No. 46 (R) "Consolidation of Variable Interest Entities, and Interpretation of Accounting Research Bulletin No. 51" (FIN 46R). Such an assumption depends on a variety of factors, including the capitalization of the buyer and the expected future performance of the subsidiaries' businesses. The Company is in the process of evaluating these factors.

      In September 2006, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 108, Considering the Effects of Prior Year Misstatements when Qualifying Misstatements in Current Year Financial Statements ("SAB 108") which provides interpretive guidance on the consideration of the effects of prior year misstatements in quantifying current year misstatements for the purpose of a materiality assessment. The Company will adopt and apply SAB 108 for its consolidated financial statements for the year ended December 31, 2006. The Company is currently assessing the impact of the adoption of SAB 108.

      This information shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. A copy of the supplemental financial information is furnished as
Exhibit 99.1.

Item 9.01   Financial Statements and Exhibits.
            ---------------------------------

      (d)   Exhibits

      99.1  Supplemental Financial Information.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SIX FLAGS, INC.



                                       By:   /s/ James M. Coughlin
                                          -----------------------------------
                                          Name:  James M. Coughlin
                                          Title: General Counsel


Date:  February 8, 2007

                                  EXHIBIT INDEX



                                                                 Paper (P) or
  Exhibit No.                    Description                     Electronic (E)
--------------  -----------------------------------------------  ---------------
     99.1             Supplemental Financial Information.              E